Investor Presentation Piper Sandler & Co. 2022 California Community Bank Tour November 3, 2022 James Kim  Pres. & CEO Dawn Crusinberry EVP CFO

Forward‐Looking Statements 2 Certain matters discussed in this report constitute forward‐looking statements within the meaning of the Private Securities Litigation  Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current  business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements  are forward‐looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1)  significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates; (3) a decline in economic  conditions in the Central Valley and the Greater Sacramento Region; (4) the Company’s ability to continue its internal growth at historical  rates; (5) the Company’s ability to maintain its net interest margin; (6) the decline in quality of the Company’s earning assets; (7) a decline in  credit quality; (8) changes in the regulatory environment; (9) fluctuations in the real estate market; (10) changes in business conditions and  inflation; (11) changes in securities markets (12) risks associated with acquisitions, relating to difficulty in integrating combined operations  and related negative impact on earnings, and incurrence of substantial expenses; (13) political developments, uncertainties or instability,  catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, pandemic diseases or extreme weather  events, any of which may affect services we use or affect our customers, employees or third parties with which we conduct business; and  (14) the rapidly changing uncertainties related to the Covid‐19 pandemic including, but not limited to, the potential adverse effect of the  pandemic on the economy, our employees and customers, and our financial performance. Therefore, the information set forth in such  forward‐looking statements should be carefully considered when evaluating the business prospects of the Company. When the Company uses in this presentation the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “commit,” “believe,” and  similar expressions, the Company intends to identify forward‐looking statements. Such statements are not guarantees of performance and  are subject to certain risks, uncertainties and assumptions, including those described in this presentation. Should one or more of these risks  or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated,  estimated, expected, projected, intended, committed or believed. The future results and shareholder values of the Company may differ  materially from those expressed in these forward‐looking statements. Many of the factors that will determine these results and values are  beyond the Company’s ability to control or predict. For those statements, the Company claims the protection of the safe harbor for  forward‐looking statements contained in the Private Securities Litigation Reform Act of 1995. Central Valley Community Bancorp will undertake no obligation to revise or publically release any revision or update to the forward  looking statements to reflect events or circumstances that occur after the date on which statements were made.

Experienced Management Team 3 Executive Position Years at  CVCY Years of  Experience James J. Kim President & CEO 4 21 Dawn P. Crusinberry EVP, Chief Financial Officer 22 40 Patrick A. Luis EVP, Chief Credit Officer 2 37 Blaine Lauhon EVP, Chief Banking Officer  5 35 Ken Ramos EVP, Market Executive – South 3 33 Jeff Martin EVP, Market Executive – North 1 20 Teresa Gilio EVP, Chief Administrative Officer 13 40 Dawn Cagle EVP, Chief Human Resources Director 4 36

Overview 4 NASDAQ Symbol CVCY Market Capitalization $208 Million  Institutional Ownership 46%  Insider Ownership 16%  Total Assets  $2.43 Billion  Headquarters Fresno, CA Number of Branches 20 Year Established 1980 Strategic Footprint Bakersfield to  Sacramento 20 Branches in 9 Contiguous Counties As of September 30, 2022

Financial Highlights 5 2022 Q3 YTD 2021  2020  Total Assets $2.43 Billion $2.45 Billion $2.00 Billion Net Income $19.01 Million $28.40 Million $20.35 Million Diluted EPS $1.62 $2.32 $1.62 Net Interest Margin 3.42% 3.54% 3.87% ROAA 1.04% 1.25% 1.11% ROAE 12.98% 11.50% 8.85% Cash Dividends per share $0.36 $0.47 $0.44 Total Cost of Deposits 0.04% 0.05% 0.09% NPAs to Total Assets 0.01% 0.04% 0.16% Leverage Capital Ratio 8.26% 8.03% 9.28% Common Equity Tier 1 Ratio 11.56% 12.48% 14.10% Tier 1 Risk Based Capital Ratio 11.86% 12.82% 14.50% Total Risk Based Capital Ratio 14.54% 15.80% 15.58%

Attractive Investment Opportunity 6 As of  September 30, 2022 Source: NASDAQ Monthly Closing Price Data 0 5 10 15 20 25 1/1/2015 1/1/2016 1/1/2017 1/1/2018 1/1/2019 1/1/2020 1/1/2021 1/1/2022 Pr ic e CVCY Stock Price Dividend Payout Ratio ‐ 22.2%  Dividend Yield ‐ 2.71%

Growing Franchise 7 1,491,696 1,577,410 1,574,089 1,832,987 2,267,615 2,438,633 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 2017 2018 2019 2020 2021 2022 YTD Q3 Th ou sa nd s Average Total Assets

Strong Net Income and NIM 8 14,026 21,289 21,443 20,347 28,401 19,012 4.40 4.44 4.51 3.87 3.54 3.42 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 0 5,000 10,000 15,000 20,000 25,000 30,000 2017 2018 2019 2020 2021 2022 YTD Q3 Pe rc en t Th ou sa nd s Net Income Net Interest Margin

Solid Earnings 9 0.94  1.35  1.36  1.11  1.25  1.04  7.69  10.07  9.39  8.85  11.50  12.98   ‐  2.00  4.00  6.00  8.00  10.00  12.00  14.00  ‐  0.20  0.40  0.60  0.80  1.00  1.20  1.40  1.60 2017 2018 2019 2020 2021 2022 YTD Q3 RO AE  P er ce nt RO AA  P er ce nt ROAA / ROAE ROAA ROAE

Steady Deposit Growth and Lowest Cost of Funds 10 1,284,305 1,333,754 1,295,780 1,568,194 1,974,576 2,151,717 0.08 0.09 0.15 0.09 0.05 0.04 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 2017 2018 2019 2020 2021 2022 YTD Q3 Pe rc en t Th ou sa nd s Average Total Deposits Avg Deposits Cost of Funds

Attractive Deposit Mix 11 Non‐Interest Bearing 49% Now/Savings 27% Money Market 20% TCDs 4% As of  September 30, 2022 Total Deposits = $2.14 Billion

Loan Totals and Yield 12 790,504 908,419 928,560 1,053,450 1,067,316 1,098,274 5.51 5.50 5.54 4.94 5.07 4.84 4.40 4.60 4.80 5.00 5.20 5.40 5.60 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2017 2018 2019 2020 2021 2022 YTD Q3 Pe rc en t Th ou sa nd s Average Total Loans Total Loans Loan Yield

Well Diversified Loan Portfolio 13 Commercial &  Industrial, 12% Agriculture  Production & Land,  12% Owner Occupied  Real Estate, 16% R/E Construction &  Land, 8% Commercial Real  Estate, 37% Other Real Estate,  2% Equity Loans and  Lines, 10% Consumer &  Installment, 3% As of September 30, 2022 Excludes Deferred Loan Fees Total Gross Loans = $1.23 Billion

Non Performing Assets 14 2,945 2,740 1,693 3,278 946 251 0.97  0.99  0.97  1.17  0.92  0.85   ‐  0.20  0.40  0.60  0.80  1.00  1.20  1.40 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2017 2018 2019 2020 2021 2022 YTD Q3 Pe rc en t Th ou sa nd s Non Performing Assets ALLL/Loans

Special Mention Loans 15 21,908  26,254  28,183  36,406  40,845  30,894 2.43  2.86  2.99  3.30  3.93  2.52   ‐  0.50  1.00  1.50  2.00  2.50  3.00  3.50  4.00  4.50  ‐  5,000  10,000  15,000  20,000  25,000  30,000  35,000  40,000  45,000 2017 2018 2019 2020 2021 2022 YTD Q3 Pe rc en t Th ou sa nd s Special Mention Loans SM Loans/Gross Loans

Substandard Loans 16 49,998  28,394  33,838  36,136  8,540  22,657 5.55  3.09  3.59  3.28  0.82  1.85   ‐  1.00  2.00  3.00  4.00  5.00  6.00  ‐  10,000  20,000  30,000  40,000  50,000  60,000 2017 2018 2019 2020 2021 2022 YTD Q3 Pe rc en t Th ou sa nd s Substandard Loans Sub Loans/Gross Loans

Investment Portfolio 17 US Treasury  Securities 1% Private Label  Mortgage & Asset  Backed 42% Municipal Securities  38% Agency CMO, MBS &  Other Securities 13% Corporate  Debt 5% Equity Mutual Funds 1% As of September 30, 2022 Total = $973.8 Million Yield = 2.34% AFS Effective Duration 5.08

18 Investing in Relationships